As filed with the Securities and Exchange Commission on 3/31/15

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22980

Angel Oak Funds Trust

(Exact name of registrant as specified in charter)

One Buckhead Plaza

3060 Peachtree Rd. NW, Suite 500

Atlanta, Georgia 30305

(Address of principal executive offices) ( Zip code)

Michael D. Barolsky, Esq., President

c/o U.S. Bancorp Fund Services, LLC

777 E. Wisconsin Ave., 10th Floor

Milwaukee, WI 53202

(Name and address of agent for service)

Copy to:

Douglas P. Dick

Stephen T. Cohen

Dechert LLP

1900 K Street NW

Washington, DC 20006

404-953-4900

Registrant’s telephone number, including area code

Date of fiscal year end: January 31

Date of reporting period: November 3, 2014 through January 31, 2015

Item 1. Reports to Stockholders.

1

ANNUAL REPORT

January 31, 2015

Angel Oak Flexible Income Fund

Angel Oak Capital Advisors, LLC

One Buckhead Plaza

3060 Peachtree Road NW

Suite 500

Atlanta, GA 30305

(404) 953-4900

Letter to Shareholders

2015 Outlook

Looking back to 2014

In 2014, the markets continued their focus on the Federal Reserve’s influence over interest rates. There was much debate over rate direction, with the 10-year U.S. Treasury note giving back the gain it had reached by the end of 2013. Depending on which way investors anticipated rates moving, fixed-income portfolios were affected differently. Investors that anticipated rates staying low in 2014 were the clear winners, but in our opinion, the bet on lower interest rates, meant investors assumed more risk.

Over the course of the past year, a number of economic perceptions began to diverge between the Fed and the marketplace. Viewing domestic economic growth, increasing employment and a housing recovery in optimistic terms, the Fed saw the proverbial glass as half full. On the other hand, the markets generally saw the glass as half empty due to weaker overseas growth prospects and a variety of vexing geopolitical problems. Periodic, positive data reports on employment, such as U.S. GDP growth, the housing market and consumption, were often overlooked by a marketplace more concerned with distant global challenges.

While we expect to see a comparable level of volatility continue through 2015, one welcome theme did begin emerging at year-end: the return of non-correlative behavior among asset classes and geographies after years of moving in lockstep.

Correlations1 finally breaking down

We saw the first signs of a breakdown in correlation toward the end of 2014, led by the massive decline in oil prices. The initial response to this drop was the knee-jerk reaction of the herd: High-yield bonds, equities and emerging markets, whether related to energy or not, all suffered in the immediate risk-off environment. Certain asset classes, however, such as non-agency Residential Mortgage-Backed Securities (RMBS) and Commercial Mortgage-Backed Securities (CMBS), held their ground. Within a couple of days, we saw markets isolating energy-related equities, bonds and geographies. Finally, other equities and asset classes came roaring back to life as the markets paid more attention to the underlying fundamentals across various sectors and geographies.

For 2015, we anticipate a continued shift away from the recent over-correlation of risk-on assets. Since the financial crisis of a half-decade ago, the correlation among different asset classes and geographies has grown especially strong. When the Fed and

[1]

Correlation measures how closely in tandem the values of a security move in relation to each other over time. A correlation of +1 indicates the two returns move perfectly together, 0 (zero) indicates the movements are entirely random, or not at all correlated, and -1 indicates equal movement in opposite directions.

other central banks intervened in the markets with an unprecedented series of Quantitative Easing (QE) policies, investors generally followed the herd toward a risk-on stance involving all asset classes, including equities, commodities, high yield “junk” bonds and emerging market securities. At the first sign of trouble – whether it was the U.S. ratings downgrade, the Eurozone crisis of 2011 or Fed QE tapering in 2013 – the herd assumed a risk-off attitude and sold all asset classes indiscriminately. Soon the behaviors of most asset classes and countries grew closely correlated as year-over-year equities, commodities, high-yield bonds, emerging markets, CMBS and RMBS all outperformed or underperformed as a group, depending on global risk tolerance.

We believe returns will not be driven only by broad increases or decreases in macro-risk premiums and supply technical, as they have been since the crisis. Even as central banks diverge, with the Fed getting ready to start tightening just as the European Central Bank starts kicking its own monetary easing program into high gear, other regions around the globe are diverging in their growth patterns. Europe and Russia are both facing a major slowdown, for example, just as the U.S. and some emerging markets see continued growth. We further believe that more focus on fundamentals and differentiation within equity sectors, global and domestic markets and high-yield corporate bonds, RMBS, CMBS, and Collateralized Loan Obligations (CLOs) can be expected as well, based on their underlying credit exposures.

As this breakdown in correlation continues through 2015, we believe that active investment selection based on bottom-up, fundamental analysis will emerge as the primary driver behind investment performance.

All eyes on The Fed

The Fed’s extraordinarily accommodative monetary policy, particularly QE has been a historic volatility depressant in the current post-crisis period. As illustrated below, even though interest rate volatility fell to historic lows during the year, it began rising again in the fall of 2014, after the Fed’s historic QE program came to a close.

We believe volatility has increased because of one particular elephant in the interest rate room: the uncertainty surrounding the future supply and demand of agency mortgages.

As a result of QE, the Fed has become the largest single participant in the agency mortgage market over the past three years. Currently, the Fed owns approximately $2 trillion in agency mortgages, representing about 37% of the agency mortgage market. Based on current prepayment speeds, the Fed’s portfolio is paying down debt at a rate of approximately $20 billion per month, nearly enough to absorb all of the mortgage origination supply in the U.S.

With its enormous purchasing capacity, the Fed has distorted both the market for mortgages and, subsequently, volatility. By not hedging the optionality of the mortgage-backed securities it owns, the Fed has placed downward pressure on volatility. Moreover, for six years the Fed has been on hold at 0% with the one rate it does control directly: the federal funds target rate. The Fed has been very clear that it plans to keep its target rate and its overall monetary policy in an extraordinarily accommodative posture for a considerable time. The result: the Fed will continue to be cautious, selective and patient in its approach to raising rates.

While the lack of mortgage hedging and an ultra-accommodative target rate has caused volatility to plummet in the post-crisis period, in our view, this will likely change going forward.

Confused and complacent, the markets have correctly banked on Fed dovishness. We believe, however, that this period of extremes is coming to an end.

The Fed’s softer language, which counsels “patience,” may be setting the tone for a midyear interest rate hike. However, median fed funds projections (“the dots”) have come down significantly. Even with a much more reasonable trajectory, there is a disparity in the dots, ranging from a 0.50% to a 4.00% fed funds rate by the end of 2016. The pace and trajectory of Fed hikes can help soften the blow of an initial rate move by forecasting a slower pace and potentially lowering the terminal fed funds rate.

Regardless of the disparity in rate hike projections, the Fed’s extraordinarily accommodative monetary policy appears to be working. The growth data ended 2014 with a bang. Driven in part by acceleration in consumer spending, the U.S. economy expanded at a 5% seasonally adjusted rate by the end of the third quarter, its strongest pace since 2003. Having dropped approximately 13% in the third quarter, gasoline prices fell another 36% in the fourth quarter, providing additional spending resources to consumers for continued growth in the near term.

Despite the robust growth data, however, inflation data continued to bounce along the bottom. The core personal consumption expenditures price index (PCE), the Fed’s preferred inflation gauge, fell to 1.4% in November, from 1.6% in October. This marked the 31st straight month that the core PCE missed the Fed’s 2.0% target. Many market analysts in search of signs of impending Fed tightening have chosen to disregard the low inflation data in favor of focusing on the growth data. We think such pundits may be better served by recollecting the Fed’s dual mandate to hold employment to a maximum level and to maintain price stability. While the Fed appears to have made progress on the unemployment front, there clearly is more work to do on the inflation side.

The fundamentals of this recovery remain positive despite the lack of wage gains, relatively non-existent inflation and a 50% drop in gasoline prices over the past six months. We believe inflation data will begin to trend downward in 2015 because of the falling price of crude oil. We anticipate that the Fed will fail to adhere to its price stability mandate for an extended period, which will give it a tremendous amount of flexibility to attain maximum employment and rid the labor markets of its post-crisis slack.

FOR ANGEL OAK, OUR ANSWER IS AS FOLLOWS:

Overweight current income and cash flow through the volatility. We believe that anyone can be right about an interest rate call. (If they are not, just wait 15 minutes.) Our preference is to avoid the noise and conjecture around rates and just endeavor to earn outsized income through the rate storm. That said, we intend to position the portfolio for eventually higher interest rates.

Focus on value and fundamentals when valuations become less justifiable. From the entry point perspective, the trading tone for structured credit has been rather listless for the past 12 months. While we have not seen any over exuberance in equities, emerging markets and high-yield bonds year over year, we believe that the weaker tone in structured credit during the third and fourth quarters of 2014 will set the stage for a stronger tone in the first half of 2015.

Structured credit’s current lower visibility and reduced liquidity, caused by a lack of participation from the “herd,” offers the potential for outsized opportunities throughout 2015. In addition to traditional structured credit, we continue to look at off-the-beaten-path opportunities, such as Corporate credit in the regional financial sector (Regional and Community Banks).

Surge in new CLO issue volume

The surge in new issue volume was the main story for CLOs for 2014. Following a slow start due to Volcker Rule2-related uncertainty, the CLO market came roaring back in February 2014 and did not miss a beat for the entire year. Ending the year with $142 billion of global new issuance of which $122 billion was in U.S. dollars; CLOs eclipsed their pre-crisis record of $94 billion.

While most market participants agreed that CLO spreads were cheap versus those of comparable asset classes, the constant wave of supply pushed CLO spreads even wider over the course of 2014. The spread widening was apparent across all tranches3, but it was most pronounced in the lower-rated part of the capital structure, including BBB, BB and single B ratings.

[2]	The so-called Volcker rule is a federal regulation that prohibits banks from conducting certain investment activities within their own accounts, and limits their ownership of hedge funds and private equity funds. The rule’s purpose is to prevent banks from making certain types of speculative investments that may have contributed to the 2008 financial crisis.
[3]	A tranche is one portion of several related securities that are offered at the same time but which have different risks, rewards and/or maturities.

The higher-income nature of these bonds still allowed them, on average, to eke out a positive total return for the year despite price decreases. Recently, generic BBB CLO yields were approximately around Libor4+450, with BB yields around Libor+675.

Looking through 2015, we believe the fundamental backdrop for U.S. corporations remains favorable. A growing economy is positive for both earnings power and a company’s ability to service and refinance debt. We also expect defaults to remain low in 2015.

While lower oil prices could create problems for some of the more highly leveraged energy companies, any defaults within oil-and-energy related industries will be well contained within a majority of CLOs, given their diversification requirements and the lower weight of oil- and gas-related credits in CLOs. The oil and gas industry has an average weight of approximately 5% across all post-crisis CLOs versus a weight upwards of 16% in the high-yield bond universe. We believe both industry and issuer-level diversification and credit enhancement will enable CLOs to withstand isolated defaults without a meaningful impact on performance.

Bullish on CMBS

We remain bullish on CMBS spreads in 2015 despite the generally tightening spreads we experienced in 2014. While the sector is not as cheap as it once looked, we still believe that riskier credit spreads will tighten even more and the resulting credit curve5 from AAA to BBB- will continue to flatten.

HERE ARE THE FACTORS UNDERLYING OUR CMBS VIEWPOINT:

Global economy. Continued improvement of the U.S. economy, along with lower energy costs, will be a net positive for the demands of the commercial real estate (CRE) market. However, accommodative central bank policies to keep rates reasonably lower in 2015 may force some investors to assume riskier credit positions to access incremental yield. If Treasury yields go higher, the effect could dampen some of the potential demand for CMBS.

CRE fundamentals. Improved fundamentals and the the lack of new post-financial-crisis construction will be supportive for CRE prices. We expect this trend to continue through 2015, especially in secondary and tertiary locations and markets. Additionally, lower Treasury yields may prompt CRE borrowers to prepay their loans to lock in lower rates or monetize higher real estate values. Foreign investments, too, will

[4]	Libor refers to the London Interbank Offered Rate, a benchmark interest rate that some of the world’s leading banks charge each other for short-term loans.
[5]

A credit curve is a graphic representation of the risk of default of various bonds. When a curve is flat, it essentially indicates that the probability of default is more uniform across differently rated bonds.

contribute to this trend, especially among higher-quality properties in primary locations.

Underwriting standards. With lending becoming more available across multiple sources, issuance is expected to be robust in 2015, perhaps well over $100 billion. We do not think that the impending “wall of maturities” from loans will prove to be a credit problem. However, we believe this competitive backdrop will only drive rating agency “stress” loan to value (LTV) ratios to higher levels. The additional supply may also force divergences in spreads across new issue deals in order to grow. Investors may become more selective across deals, which could contribute to unwanted spread volatility.

Standard & Poor’s rating change? This will be the X factor of 2015 for CMBS. While still too early to predict, a pending SEC investigation can be of minor impact or potentially very damaging, especially if S&P is forced to withdraw ratings from all its rated CMBS bonds.

In the new issue sector, we currently favor BBB- bonds, especially from 2011-2012, which we believe are poised to benefit from increased refinancing activity and ultimately have a higher credit enhancement percentage. By adhering to our disciplined approach, we believe our higher-tiered deals will outperform the cohort. In the legacy sector (bonds issued pre-crisis 2008), we favor senior mezzanine bonds in the legacy sector that were originally AAA rated and created with 20% CE, which should benefit from the increased refinancing activity we expect to see in 2015. These 1-2 year weighted average life6 (WAL) bonds will roll down each month methodically and should have good potential to trade much tighter, as the original last cash flow7 (LCF) AAA are now the current pay class.

THE EMERGING ASSET CLASS OF CORPORATE CREDIT TO REGIONAL AND COMMUNITY BANKS

In 2014 we began ramping up our allocation to Corporate credit to regional and community banks. This exposure includes everything from publicly rated offerings to unrated private placements. The subordinated debt offerings of community banks have clearly begun to emerge after a dearth of issuance during most of the post-crisis period.

For example, in 2014 issuance began in the summer and rose from $0 to approximately $1.8 billion within six months. Systemically important financial institutions (SIFI’s),

[6]

Weighted Average Life refers to the average number of years for which each dollar of unpaid principal on a loan or mortgage remains outstanding. Once calculated, WAL indicates how many years it will take to pay half of the outstanding principal.

[7]

Last Cash Flow refers to the order in which various tranches of a series of bond offerings is paid. Last Cash Flow bonds receive cash flow allocations sequentially after all other AAA tranches have been paid.

all of which are household names, have been very active capital market participants since the darkest days of the credit crisis, utilizing their wholesale funding expertise by issuing a variety of forms of capital to weather the deflationary fallout from the credit crisis.

In contrast, community banks, due to their size and lack of capital markets expertise, had been mostly restricted to private or public equity and Troubled Asset Relief Program (TARP) in the post-crisis period. Prior to the credit crisis, community banks were actively issuing Trust Preferred Securities8 (TruPS) to bolster Tier 1 capital without diluting existing shareholders. Community bank TruPS issuance peaked at $140 billion in the pre-crisis period, of which approximately $100 billion remains outstanding. Issuance of TruPS, however, collapsed during the crisis as credit conditions and community bank performance deteriorated.

Moreover, the Dodd-Frank Act featured a provision that excluded TruPS from the regulatory capital of bank holding companies. Although community banks with assets of less than $15 billion are allowed to treat previously issued TruPS as Tier 1 capital, they are prevented from including future TruPS issuance in Tier 1. Going forward, community banks will have very few alternatives for Tier 1 and Tier 2 capital: common equity, preferred equity and subordinated debt. As credit conditions begin to thaw and Basel III capital requirements become clearer, these community banks will need to issue more subordinated debt to meet stricter capital requirements, to implement growth and acquisition plans, and to redeem legacy TruPS and TARP.

Subordinated debt represents an extremely attractive form of capital for community banks. Considered to belong in Tier 2 capital, subordinated debt doesn’t dilute existing shareholders and interest payments are tax deductible.

We think community bank subordinated debt represents a particularly attractive fixed income alternative for investors. On the surface, these unrated offerings can deter large investors and increase the liquidity premium. As new issuances without an active secondary market presence, they are also perceived as illiquid. However, while large investors may lack an understanding of the role of subordinated debt in small bank operations, we believe this is precisely what makes this somewhat-overlooked asset class so attractive.

At Angel Oak, we look to exploit the same kind of ratings arbitrage strategies in this asset class that we employ on the structured credit side. We also have a keen understanding of the community banking industry, since many of the members of our

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Trust Preferred Securities, or TruPS, are securities similar to debentures and preferreds that are generally longer term, include early redemption features, make quarterly fixed interest payments, and mature at face value. These securities are taxed like debt obligations but maintain the appearance of equities on a company’s accounting statements.

team have either worked with, or managed, large and small community bank investment portfolios. We believe we have the skill set required to properly underwrite the credits, independent of rating agency opinions.

Further, due to the regulated nature of the industry, there is a tremendous amount of readily available financial information for even the smallest banks. The culture of risk aversion that pertains to these institutions due to their regulatory restrictions should also work to the benefit of debt holders.

We also favor subordinated debt because it can be cross-defaulted to other senior obligations of a bank. This means that despite the fact that subordinated debt is lower in a firm’s capital structure, the cross-default clause protects investors from banks’ potentially defaulting on the subordinated debt by mandating continued payments on the senior obligations.

From a top-down perspective, as is the case with the rest of our exposures, we believe banks are at a very different point in the credit cycle as they recover from the near-death experience of the credit crisis. By choice – or by decree – in wake of the 2007-2008 global economic downturn, we believe this sector is going to be far more stable than it was before. Never before have we seen so many restrictions on bank activity. Higher capital requirements, increased regulatory oversight and enhanced loan underwriting standards all contribute to a much more conservative approach to pursuing investment performance.

Asset quality, as measured by non-performing assets and charge-offs, continues to improve at many banks as we now rapidly approach pre-crisis levels of asset quality.

Bank balance sheet structures have also changed. Deposits have swelled since 2007 as banks have reshaped their liabilities to access more stable funding sources while substantially increasing allocation to shorter-term, more liquid assets over the past few years. While greater restrictions and more stringent balance sheet requirements may make equity investors nervous, these heightened regulatory impositions should prove very positive to debt holders.

Finally, banks will continue to benefit from the extraordinary reflationary policies of the Federal Open Market Committee (FOMC) of the Fed and from an increasingly robust climate for M&A activity in the coming years. This should only enhance our credits as larger banks continue to acquire smaller banks in order to achieve the much-needed scale required to survive in the new utility model of banking that regulators are encouraging – and mandating.

Closing Thoughts

We have often spoken and further anticipate more interest rate volatility in 2015, brought about by the timing uncertainty around monetary tightening and a huge (but less publicized) supply/demand technical in agency mortgages.

We’re delighted to see correlations in risk assets, and notably much of the structured credit that Angel Oak sources continues to march to the beat of its own drum, and we expect this trend of macro risk insulation to continue in the coming year as we keep our eyes on fundamental credit improvement and allow valuations to catch up to this improvement over time.

Importantly, we foresee many new opportunities for income and total return in 2015 and pride ourselves on identifying some of those off-the-beaten-path opportunities, like subordinated bank debt.

We remain steadfast in minimizing fund duration9 while achieving returns through deliberate credit investing. Interest rate gambles are not Angel Oak’s business. With that, we wish everyone a prosperous 2015.

Sreeni Prabhu

Portfolio Manager

Brad Friedlander

Portfolio Manager

[9]

Duration is a measure, expressed as a number of years, of the sensitivity of the price of a fixed-income investment to a change in interest rates. The larger the duration number, the greater the interest-rate risk or reward for bond prices.

Past performance is not a guarantee of future results.

Must be accompanied or preceded by a prospectus.

The opinions expressed above are those of the portfolio manager and are subject to change at any time, are not guaranteed and should not be considered investment advice.

Mutual fund investing involves risk. Principal loss is possible. The Fund can make short sales of securities, which involves the risk that losses in securities may exceed the original amount invested. The Fund may use leverage, which may exaggerate the effect of any increase or decrease in the value of securities in the Fund’s portfolio on the Fund’s Net Asset Value and therefore may increase the volatility of the Fund. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are increased for emerging markets. Investments in fixed income instruments typically decrease in value when interest rates rise. Derivatives involve risks different from and, in certain cases, greater than the risks presented by more traditional investments. Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of, such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The Fund is non-diversified, so it may be more susceptible to being adversely affected by a single corporate, economic, political or regulatory occurrence than a diversified fund. The Fund will incur higher and duplicative costs when it invests in mutual funds, ETFs and other investment companies. There is also the risk that the Fund may suffer losses due to the investment practices of the underlying funds. For more information on these risks and other risks of the Fund, please see the Prospectus. No investment strategy, including a total return strategy, can ensure a profit or protect against loss. Additionally, investing in a total return strategy may result in underperformance during a bull market.

Bond ratings provide credit analysis of an issuer’s financial condition and typically start at AAA (denoting the highest investment quality) and usually end at D (lowest).

Fund holdings and allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. Please see the schedule of investments for complete fund holdings information.

The Angel Oak Flexible Income Fund is distributed by Quasar Distributors, LLC.

Investment Results – (Unaudited)

Total Returns*

(For the period ended January 31, 2015)

Cumulative Returns
Since Inception (November 3, 2014)
Angel Oak Flexible Income Fund, Institutional Class	2.03%
Angel Oak Flexible Income Fund, Class A without load	1.98%
Angel Oak Flexible Income Fund, Class A with load	-0.32%
Barclays Capital U.S. Aggregate Bond Index**	2.99%

* Return figures reflect any change in price per share and assume the reinvestment of all distributions. Total returns for Class A shares, with load, include the maximum 2.25% sales charge.

** The Barclays U.S. Aggregate Bond Index measures the performance of the U.S. investment-grade, fixed-rate bond market, including government and credit securities, agency pass-through securities, asset-backed securities and commercial mortgage-backed securities. Performance figures include the change in value of the bonds in the index and the reinvestment of interest. The index return does not reflect expenses, which have been deducted from the Fund’s return. You cannot invest directly in an Index; however, an individual can invest in exchange-traded funds or other investments vehicles that attempt to track the performance of a benchmark index.

Portfolio Holdings – (Unaudited)

*As a percentage of total investments.

The investment objective of Angel Oak Flexible Income Fund is to seek current income with a secondary objective of total return.

Summary of Fund’s Expenses – (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period, and held for the entire period from November 3, 2014 to January 31, 2015.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Summary of Fund’s Expenses – (Unaudited) (continued)

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included your costs would have been higher.

Angel Oak Flexible Income Fund		Beginning Account Value, November 3, 2014	Ending Account Value, January 31, 2015	Expenses Paid During Period(1)	Annualized Expense Ratio
Class A	Actual	$1,000.00	$1,019.80	$3.09	1.24%
	Hypothetical(2)	$1,000.00	$1,009.27	$3.07	1.24%
Class I	Actual	$1,000.00	$1,020.30	$2.47	0.99%
	Hypothetical(2)	$1,000.00	$1,009.89	$2.45	0.99%

(1) Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 90/365 (to reflect the one-quarter year period). The annualized expense ratios reflect reimbursement of expenses by the Fund’s Adviser for the period November 3, 2014 through January 31, 2015. The “Financial Highlights” tables in the Fund’s financial statements, included in the report, also show the gross expense ratios, without such reimbursements.

(2) Hypothetical assumes 5% annual return before expenses.

Angel Oak Flexible Income Fund

Schedule of Investments

January 31, 2015

	Principal Amount	Value
Asset-Backed Securities – 35.94%
CIFC Funding Ltd., Series 2012-3A, Class B2L, 6.233%, 1/29/2025 (Acquired 1/22/2015, Cost $238,780) (a)(b)	$250,000	$239,425
Octagon Investment Partners XXI Ltd., Series 2014-1A, Class D, 6.834%, 11/14/2026 (Acquired 1/22/2015, Cost $246,250) (a)(b)	250,000	247,650

TOTAL ASSET-BACKED SECURITIES (Cost $485,030)		487,075

Collateralized Mortgage Obligations – 38.90%
American Home Mortgage Invesment Trust, Series 2005-2, Class 1A1, 0.468%, 9/25/2045 (a)	12,407	10,445
Banc of America Alternative Loan Trust, Series 2005-6, Class 5A3, 5.500%, 7/25/2035	6,521	6,051
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PWR15, Class AM, 5.363%, 2/11/2044	25,000	25,966
Citigroup Mortgage Loan Trust, Inc., Series 2005-2, Class 1A4, 2.535%, 5/25/2035 (a)	5,249	5,081
CitiMortgage Alternative Loan Trust, Series 2006-A5, Class 1A8, 6.000%, 10/25/2036	11,308	10,092
CitiMortgage Alternative Loan Trust, Series 2007-A1, Class 1A7, 6.000%, 1/25/2037	6,546	5,636
COMM Mortgage Trust, Series 2014-LC15, Class A4, 4.006%, 4/12/2047	10,000	11,127
COMM Mortgage Trust, Series 2015-LC19, Class D, 2.867%, 2/12/2048 (Acquired 1/26/2015, Cost $19,999) (a)(b)	25,000	19,999
Commercial Mortgage Loan Trust, Series 2008-LS1, Class AM, 6.046%, 12/10/2049 (a)	15,000	15,398
CountryWide Alternative Loan Trust, Series 2005-51, Class 1X, 2.300%, 11/20/2035 (I/O) (a)	9,134	863
CountryWide Alternative Loan Trust, Series 2006-OA14, Class 2X, 1.585%, 11/25/2046 (I/O) (a)	33,260	1,833
CountryWide Alternative Loan Trust Resecuritization, Series 2005-58R, Class A, 2.201%, 12/20/2035 (Acquired 12/16/2014, Cost $2,274) (I/O) (a)(b)	32,958	2,429

See accompanying notes which are an integral part of these financial statements.

Angel Oak Flexible Income Fund

Schedule of Investments – (continued)

January 31, 2015

	Principal Amount	Value
Collateralized Mortgage Obligations – (continued)
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2005-5, Class 1A3, 5.500%, 11/25/2035 (a)	$17,021	$16,253
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2005-5, Class 2A1, 0.368%, 11/25/2035 (a)	26,656	17,440
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2006-AR5, Class 1A2, 0.358%, 10/25/2036 (a)	35,808	20,925
GS Mortgage Securities Trust, Series 2014-GC18, Class A4, 4.074%, 1/10/2047	10,000	11,142
Hyatt Hotel Portfolio Trust, Series 2015-HYT, Class A, 1.408%, 11/15/2029 (Acquired 1/22/2015, Cost $24,977) (a)(b)	25,000	25,067
Impac CMB Trust, Series 2005-7, Class A1, 0.688%, 11/25/2035 (a)	36,350	29,934
Impac Secured Assets Trust, Series 2006-4, Class A2B, 0.338%, 1/25/2037 (a)	29,869	25,067
IndyMac INDX Mortgage Loan Trust, Series 2006-AR27, Class 2A1, 0.298%, 10/25/2036 (a)	34,055	29,008
JPMBB Commercial Mortgage Securities Trust, Series 2014-C26, Class A4, 3.494%, 1/17/2048	10,000	10,700
Luminent Mortgage Trust, Series 2006-2, Class X, 2.325%, 2/25/2046 (I/O) (a)	47,892	3,199
MASTR Adjustable Rate Mortgages Trust, Series 2005-8, Class 3A1, 6.000%, 12/25/2035 (a)	19,230	15,066
Morgan Stanley Mortgage Loan Trust, Series 2007-3XS, Class 2A3S, 5.858%, 1/25/2047 (a)	27,265	20,653
Morgan Stanley Mortgage Loan Trust, Series 2007-3XS, Class 2A4S, 5.963%, 1/25/2047 (a)	27,265	20,651
Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2006-WF1, Class A6, 5.840%, 6/25/2036 (a)	17,729	10,679
Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2006-AR4, Class A1A, 0.338%, 12/25/2036 (a)	6,763	5,247
Residential Accredit Loans, Inc. Trust, Series 2005-QS7, Class AV, 0.523%, 6/25/2035 (I/O) (a)	488,311	10,499

See accompanying notes which are an integral part of these financial statements.

Angel Oak Flexible Income Fund

Schedule of Investments – (continued)

January 31, 2015

	Principal Amount	Value
Collateralized Mortgage Obligations – (continued)
Residential Accredit Loans, Inc. Trust, Series 2005-QS14, Class 2A1, 6.000%, 9/25/2035	$7,398	$5,896
Residential Accredit Loans, Inc. Trust, Series 2006-QS4, Class A2, 6.000%, 4/25/2036	11,719	9,798
Residential Accredit Loans, Inc. Trust, Series 2006-QA6, Class A3, 0.358%, 7/25/2036 (a)	53,922	42,565
Residential Accredit Loans, Inc. Trust, Series 2006-QS8, Class A1, 6.000%, 8/25/2036	8,038	6,470
WaMu Mortgage Pass-Through Certificates Trust, Series 2006-AR14, Class 1A1, 1.957%, 11/25/2036 (a)	4,591	4,085
WaMu Mortgage Pass-Through Certificates Trust, Series 2006-AR11, Class 1XPP, 0.568%, 9/25/2046 (I/O) (a)	561,220	10,102
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust, Series 2005-AR1, Class A1A, 0.430%, 12/25/2035 (a)	35,990	30,167
Wells Fargo Alternative Loan Trust, Series 2007-PA6, Class A1, 2.586%, 12/28/2037 (a)	36,403	31,574

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $520,389)		527,107

Corporate Bonds – 1.99%
Financials – 1.99%
Bank Of America Corp., 6.250%, 9/29/2049 (a)	6,000	6,166
Citigroup, Inc., 5.900%, 12/29/2049 (a)	5,000	5,019
Goldman Sachs Cap II, 4.000%, 6/1/2043 (a)	7,500	5,887
Heartland Financial USA, Inc., 5.750%, 12/30/2024 (Acquired 12/12/2014, Cost $2,000) (b)	2,000	2,020
Wachovia Capital Trust III, 5.570%, 3/15/2042 (a)	8,000	7,887

TOTAL CORPORATE BONDS (Cost $26,426)		26,979

See accompanying notes which are an integral part of these financial statements.

Angel Oak Flexible Income Fund

Schedule of Investments – (continued)

January 31, 2015

	Principal Amount	Value
Short Term Investments – 30.06%
Money Market Funds – 30.06%
Fidelity Institutional Money Market Portfolio, Institutional Class, 0.07% (c)	$407,364	$407,364

TOTAL SHORT TERM INVESTMENTS (Cost $407,364)		407,364

TOTAL INVESTMENTS – 106.89% (Cost $1,439,209)		1,448,525

Liabilities in Excess of Other Assets – (6.89)%		(93,349)

NET ASSETS – 100.00%		$1,355,176

(a)	Variable or Floating Rate Security. Rate disclosed as of January 31, 2015.
(b)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities are determined to be liquid by the Adviser, under procedures established by the Fund’s Board of Trustees. At January 31, 2015, the value of these securities amounted to $536,590 or 39.60% of net assets.
(c)	Rate disclosed is the seven day yield as of January 31, 2015.

I/O — Interest Only Security

Schedule of Open Futures Contracts

Long Futures Contracts	Expiration Month	Number of Contracts	Notional Value	Unrealized Depreciation
5 Year ERIS Aged Standard Swap Future	December 2019	1	$95,414	$(2,305)

See accompanying notes which are an integral part of these financial statements.

Angel Oak Flexible Income Fund

Statement of Assets and Liabilities

January 31, 2015

Assets
Investments in securities at value (cost $1,439,209)	$1,448,525
Deposit at Broker for Futures	2,073
Receivable from Adviser	40,017
Receivable for fund shares sold	120,032
Dividends and interest receivable	6,590
Prepaid expenses	16,613

Total Assets	1,633,850

Liabilities
Payable for fund shares redeemed	1,316
Payable for investments purchased	202,677
Payable to administrator, fund accountant, and transfer agent	27,261
Payable to custodian	1,100
12b-1 fees accrued	50
Variation margin on futures contracts	385
Other accrued expenses	45,885

Total Liabilities	278,674

Net Assets	$1,355,176

Net Assets consist of:
Paid-in capital	$1,347,491
Accumulated undistributed net investment income	1,041
Accumulated net realized loss from investment transactions	(367)
Net unrealized appreciation on investments	9,316
Net unrealized depreciation on futures contracts	(2,305)

Net Assets	$1,355,176

See accompanying notes which are an integral part of these financial statements.

Angel Oak Flexible Income Fund

Statement of Assets and Liabilities – (continued)

January 31, 2015

Class A:
Net Assets	$213,582

Shares outstanding (unlimited number of shares authorized, no par value)	21,064

Net asset value (“NAV”) per share	$10.14

Offering price per share (NAV/0.9775) (a)	$10.37

Institutional Class:
Net Assets	$1,141,594

Shares outstanding (unlimited number of shares authorized, no par value)	112,609

Net asset value (“NAV”) and offering price per share	$10.14

(a)	Class A shares impose a maximum 2.25% sales charge on purchases.

See accompanying notes which are an integral part of these financial statements.

Angel Oak Flexible Income Fund

Statement of Operations (a)

For the period ended January 31, 2015

Investment Income
Interest income	$4,013

Total Investment Income	4,013

Expenses
Trustee	22,047
Administration	21,775
Audit	18,500
Compliance	17,500
Transfer agent	16,869
Legal	12,100
Fund accounting	9,570
Insurance	6,805
Printing	3,498
Custodian	1,553
Investment Advisory	587
Registration	203
12b-1 – Class A	50
Miscellaneous	1,250

Total Expenses	132,307

Less waivers and reimbursement by Adviser	(131,604)

Net operating expenses	703

Net Investment Income	3,310

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized loss on investment transactions	(78)
Net change in unrealized appreciation on investments	9,316
Net change in unrealized depreciation on futures contracts	(2,305)

Net realized and unrealized gain on investments and futures contracts	6,933

Net increase in net assets resulting from operations	$10,243

(a)	The Fund commenced operations on November 3, 2014.

See accompanying notes which are an integral part of these financial statements.

Angel Oak Flexible Income Fund

Statement of Changes in Net Assets

Period Ended January 31, 2015 (a)
Increase in Net Assets due to:
Operations
Net investment income	$3,310
Net realized loss on investment transactions	(78)
Net change in unrealized appreciation on investments and futures contracts	7,011

Net increase in net assets resulting from operations	10,243

Distributions
From net investment income, Class A	(567)
From net investment income, Institutional Class	(1,991)

Total Distributions	(2,558)

Capital Transactions – Class A
Proceeds from shares sold	161,142
Reinvestment of distributions	567
Amount paid for shares redeemed	(144)

Total Class A	161,565

Capital Transactions – Institutional Class
Proceeds from shares sold	1,085,107
Reinvestment of distributions	1,991
Amount paid for shares redeemed	(1,172)

Total Institutional Class	1,085,926

Net increase in net assets resulting from capital transactions	1,247,491

Total Increase in Net Assets	1,255,176

Net Assets
Beginning of period	100,000

End of period	$1,355,176

Accumulated undistributed net investment income included in net assets at end of period	$1,041

See accompanying notes which are an integral part of these financial statements.

Angel Oak Flexible Income Fund

Statement of Changes in Net Assets – (continued)

Period Ended January 31, 2015 (a)
Share Transactions – Class A
Shares sold	16,022
Shares issued in reinvestment of distributions	56
Shares redeemed	(14)

Total Class A	16,064

Share Transactions – Institutional Class
Shares sold	107,528
Shares issued in reinvestment of distributions	197
Shares redeemed	(116)

Total Institutional Class	107,609

Net increase in share transactions	123,673

(a)	Fund commenced operations on November 3, 2014.

See accompanying notes which are an integral part of these financial statements.

Angel Oak Flexible Income Fund - Class A

Financial Highlights

(For a share outstanding during the period)

	Period Ended January 31, 2015 (a)
Selected Per Share Data:
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income (b)	0.10
Net realized and unrealized gain on investments and futures contracts	0.11

Total from investment operations	0.21

Less distributions to shareholders:
From net investment income	(0.07)

Total Distributions	(0.07)

Net asset value, end of period	$10.14

Total Return (c)	1.98	% (d)*

Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$213.6
Ratio of expenses to average net assets before waiver and reimbursement	260.91	% (e)
Ratio of expenses to average net assets after waiver and reimbursement	1.24	% (e)
Ratio of net investment income (loss) to average net assets before waiver and reimbursement	(255.74	%) (e)
Ratio of net investment income (loss) to average net assets after waiver and reimbursement	3.93	% (e)
Portfolio turnover rate	6.41	% (d)

(a)	Class commenced operations on November 3, 2014.
(b)	Calculated based on average shares outstanding during the period.
(c)	Total return does not include the effects of sales charges.
(d)	Not annualized
(e)	Annualized
*	Total Return was calculated using the traded NAV.

See accompanying notes which are an integral part of these financial statements.

Angel Oak Flexible Income Fund - Institutional Class

Financial Highlights

(For a share outstanding during the period)

	Period Ended January 31, 2015 (a)
Selected Per Share Data:
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income (b)	0.13
Net realized and unrealized gain on investments and futures contracts	0.08

Total from investment operations	0.21

Less distributions to shareholders:
From net investment income	(0.07)

Total Distributions	(0.07)

Net asset value, end of period	$10.14

Total Return	2.03	% (c)*

Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$1,141.6
Ratio of expenses to average net assets before waiver and reimbursement	174.34	% (d)
Ratio of expenses to average net assets after waiver and reimbursement	0.99	% (d)
Ratio of net investment income (loss) to average net assets before waiver and reimbursement	(167.87	%) (d)
Ratio of net investment income (loss) to average net assets after waiver and reimbursement	5.48	% (d)
Portfolio turnover rate	6.41	% (c)

(a)	Class commenced operations on November 3, 2014.
(b)	Calculated based on average shares outstanding during the period.
(c)	Not annualized
(d)	Annualized
*	Total Return was calculated using the traded NAV.

See accompanying notes which are an integral part of these financial statements.

Angel Oak Flexible Income Fund

Notes to the Financial Statements

January 31, 2015

NOTE 1. ORGANIZATION

Angel Oak Funds Trust (the “Trust”), a Delaware statutory trust organized on June 20, 2014, is a non-diversified, open-end management investment company, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust consists of one operational series, Angel Oak Flexible Income Fund (the “Fund”). The Fund offers two classes of shares to investors, Class A shares and Institutional Class shares. Class A shares are subject to a 2.25% front-end sales charge and a 0.25% 12b-1 fee. Institutional Class shares are subject to no front-end or back-end sales charges and no 12b-1 fees. The Fund commenced operations on November 3, 2014. There are an unlimited number of authorized shares in each Class. The investment objective of the Fund is to seek current income with a secondary objective of total return.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with the generally accepted accounting principles in the United States of America (“GAAP”).

Securities Valuation and Fair Value Measurements – The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs, if any, during the period. In addition, these standards require expanded disclosure for each major category of assets. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs or methodology used for valuing securities are not an indication of the risks associated with investing in those securities.

Investments in registered open-end management investment companies will be valued based upon the net asset value (“NAV”) of such investments and are categorized as Level 1 of the fair value hierarchy.

Angel Oak Flexible Income Fund

Notes to the Financial Statements - (continued)

January 31, 2015

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES - (continued)

Fair values for long-term debt securities, including asset-backed securities, collateralized mortgage obligations and corporate bonds are normally determined on the basis of valuations provided by independent pricing services. Vendors typically value such securities based on one or more inputs, including but not limited to, benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and pricing models such as yield measurers calculated using factors such as cash flows, financial or collateral performance and other reference data. In addition to these inputs, mortgage-backed and asset-backed obligations may utilize cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information. Securities that use similar valuation techniques and inputs are categorized as Level 2 of the fair value hierarchy. To the extent the significant inputs are unobservable; the values generally would be categorized as Level 3.

Short-term debt securities having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Financial derivative instruments, such as futures contracts, that are traded on a national securities or commodities exchange are typically valued at the settlement price determined by the relevant exchange. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Securities may be fair valued in accordance with the fair valuation procedures approved by the Board of Trustees (“Board”). The Valuation Oversight Committee is generally responsible for overseeing the Fund’s valuation processes and reports periodically to the Board. The Valuation Oversight Committee has delegated to the Pricing Committee the day to day responsibilities for making all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are deemed to be unreliable indicators of market or fair value. The Pricing Committee reports periodically to the Valuation Oversight Committee.

Angel Oak Flexible Income Fund

Notes to the Financial Statements - (continued)

January 31, 2015

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES - (continued)

The following is a summary of the inputs used to value the Fund’s investments as of January 31, 2015:

Assets	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$–	$487,075	$–	$487,075
Collateralized Mortgage Obligations	–	527,107	–	527,107
Corporate Bonds	–	26,979	–	26,979
Short Term Investments	407,364	–	–	407,364
Total	$407,364	$1,041,161	$–	$1,448,525
Other Financial Instruments*
Long Futures Contracts*	$(2,305)	$–	$–	$(2,305)
Total	$(2,305)	$–	$–	$(2,305)

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures. These instruments are reflected at the unrealized appreciation (depreciation) on the instrument.

There were no transfers in or out of Levels 1, 2 or 3 for the period ending January 31, 2015. Transfers between levels are recognized at the end of the reporting period.

Federal Income Taxes – The Fund intends to elect and continue to qualify to be taxed as a “regulated investment company’ under Subchapter M of the Internal Revenue Code of 1986, as amended. If so qualified, the Fund generally will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and capital gains to shareholders. The Fund generally intends to operate in a manner such that it will not be liable for federal income or excise taxes.

As of and during the period ended January 31, 2015, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Fund did not incur any interest or penalties. The Fund is subject to examination by US. Federal tax authorities for all tax years since inception.

Security Transactions and Income Recognition – Investment security transactions are accounted for on trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized using

Angel Oak Flexible Income Fund

Notes to the Financial Statements - (continued)

January 31, 2015

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES - (continued)

the effective yield method. Dividend income and corporate transactions, if any, are recorded on the ex-date. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the statement of operations.

Expenses – Each share class is charged for those expenses that are directly attributable to that share class.

Dividends and Distributions – The Fund intends to distribute substantially all of its net investment income, if any, as dividends to its shareholders on a monthly basis. The Fund intends to distribute its net realized long term capital gains and its net realized short term capital gains, if any, at least annually. Dividends to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. Accordingly for the period ended January 31, 2015, certain differences were reclassified. These differences were due to net operating losses reclassified to reduce short-term capital gains; the amounts did not affect net assets. The reclassifications were as follows:

Increase Accumulated undistributed net investment income	$289
(Decrease) Accumulated net realized (loss) from investment transactions	$(289)

Share Valuation – The NAV per share of a class of shares of a Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, attributable to that class, minus all liabilities (including estimated accrued expenses) attributable to that class by the total number of shares of that class outstanding, rounded to the nearest cent. The Fund’s NAV will not be calculated on the days on which the New York Stock Exchange is closed for trading.

Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires

Angel Oak Flexible Income Fund

Notes to the Financial Statements - (continued)

January 31, 2015

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES - (continued)

management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

Indemnifications – Under the Trust’s organizational documents, its officers and trustees are indemnified for certain liabilities that may arise from performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representatives and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

Restricted Securities – The Fund may invest up to 15% of its net assets in securities that are illiquid, which includes securities with legal or contractual restriction on their disposition, and securities for which there are no readily available market quotations. The Pricing and Valuation Oversight Committees will determine the value of such securities in good faith pursuant to procedures adopted by the Board. Illiquid securities present the risks that the Fund may have difficulty valuing these holdings and /or may be unable to sell these holdings at the time or price desired. There are no restrictions on the Fund’s ability to invest in restricted securities (that is, securities that are not registered pursuant to the Securities Act of 1933), except to the extent such securities may be considered illiquid. Securities issued pursuant to Rule 144A of the Securities Act of 1933 will be considered liquid if determined to be so under procedures adopted by the Board.

Mortgage-Backed and Asset-Backed Securities Risks – Prepayment risk is associated with mortgage-backed and asset-backed securities, including collateralized loan obligations (“CLOs”). If interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of the Fund’s investments. If interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to rise, increasing the potential for the Fund to lose money. The value of these securities may be significantly affected by changes in interest rates, the market’s perception of issuers, and the creditworthiness of the parties involved. The ability of the Fund to successfully utilize these instruments may depend on the ability of the Fund’s Adviser to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. Certain mortgage-backed securities may be secured by pools of mortgages on single-family, multi-family properties, as well as commercial properties. Similarly, asset-backed securities may be secured by pools of

Angel Oak Flexible Income Fund

Notes to the Financial Statements - (continued)

January 31, 2015

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES - (continued)

loans, such as corporate loans, student loans, automobile loans and credit card receivables. The credit risk on such securities is affected by homeowners or borrowers defaulting on their loans. The values of assets underlying mortgage-backed and asset-backed securities, including CLOs, may decline and therefore may not be adequate to cover underlying investors. Mortgage-backed securities and other securities issued by participants in housing and commercial real estate finance, as well as other real estate-related markets have experienced extraordinary weakness and volatility in recent years. Possible legislation in the area of residential mortgages, credit cards, corporate loans and other loans that may collateralize the securities in which the Fund may invest could negatively impact the value of the Fund’s investments. To the extent the Fund focuses its investments in particular types of mortgage-backed or asset-backed securities, including CLOs, the Fund may be more susceptible to risk factors affecting such types of securities.

Futures Contracts – The Fund may enter into futures contracts to hedge various investments for risk management. A futures contract is a standardized agreement to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. Secondary margin limits are required to be maintained while futures are held, as defined by each contract. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events.

During the period a futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by “marking-to-market” on a daily basis to reflect the fair value of the contract at the end of each day’s trading. Variation margin receivables or payables represent the difference between the change in unrealized appreciation and depreciation on the open contracts and the cash deposits made on the margin accounts. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from the closing transaction and the Fund’s cost of entering into a contract. The use of futures contracts involves the risk of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contract

Angel Oak Flexible Income Fund

Notes to the Financial Statements - (continued)

January 31, 2015

NOTE 3. DERIVATIVE TRANSACTIONS

and may realize a loss. See Note 3 for information on futures contract activity during the period ended January 31, 2015.

The following tables present a summary of the value of derivative instruments, not accounted for as hedging instruments as of January 31, 2015 and the effect of derivative instruments on the Statement of Operations for the fiscal period ended January 31, 2015.

At January 31, 2015:

Derivatives	Type of Derivative Risk	Statement of Assets and Liabilities Location	Variation Margin on Futures Contracts
Futures Contracts	Interest Rate	Variation margin on futures contracts	$385

The effect of derivative instruments on the Statement of Operations for the period ended January 31, 2015:

Derivatives	Type of Derivative Risk	Location of Loss on Derivatives in Income	Change in Unrealized Depreciation on Derivatives
Futures Contracts	Interest Rate	Net change in unrealized depreciation on futures contracts	$(2,305)

The average monthly notional value of long futures contracts during the period ended January 31, 2015 was $72,552.

Balance Sheet Offsetting Information

The following table provides a summary of offsetting financial liabilities and derivatives and the effect of derivative instruments on the Statement of Assets and Liabilities as of January 31, 2015.

				Gross Amounts Not Offset in Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Futures Contracts	$385	$–	$385	$–	$385	$–

Angel Oak Flexible Income Fund

Notes to the Financial Statements - (continued)

January 31, 2015

NOTE 3. DERIVATIVE TRANSACTIONS - (continued)

During the ordinary course of business, the Fund may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreement. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis. As of January 31, 2015, the Fund was subject to netting agreements.

NOTE 4. FEES AND OTHER RELATED PARTY TRANSACTIONS

Under the terms of the management agreement, on behalf of the Fund (the “Agreement”), the Adviser manages the Fund’s investments subject to oversight of the Trustees. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.89% of the average daily net assets of the Fund. For the period ended January 31, 2015, the Adviser earned a fee of $587 from the Fund before the operating expense limitation agreement described below. At January 31, 2015, the Adviser owed the Fund $40,017.

As of January 31, 2015, the Adviser contractually agreed to waive or limit its fees and to assume other expenses of the Fund until May 31, 2016, so that the Total Annual Fund Operating Expenses does not exceed 0.99%. This operating expense limitation is exclusive of any front-end sales loads, taxes, interest on borrowings, dividends on securities sold short, brokerage commissions, 12b-1 fees, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization and extraordinary expenses (collectively, the “Excluded Expenses”) and inclusive of organizational expenses. For the period ended January 31, 2015, the Adviser contractually waived fees of $131,604.

The waiver and/or reimbursement by the Adviser with respect to the Fund is subject to repayment by the Fund within three fiscal years following the fiscal year in which that particular waiver and/or reimbursement occurred, provided that the Fund is able to make the repayment without exceeding the expense limitations described above. The amounts subject to repayment by the Fund, pursuant to the aforementioned conditions at January 31, 2015 are as follows.

Amount	Recoverable through January 31,
$131,604	2018

Angel Oak Flexible Income Fund

Notes to the Financial Statements - (continued)

January 31, 2015

NOTE 4. FEES AND OTHER RELATED PARTY TRANSACTIONS - (continued)

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s Administrator (“Administrator”) and, in that capacity, performs various administrative and accounting services for the Fund. USBFS also serves as the Fund’s Fund Accountant and Transfer Agent. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to a minimum annual fee. Fees paid by the Fund for Administration services for the period ended January 31, 2015, are disclosed in the Statement of Operations.

Employees of USBFS serve as Chief Compliance Officer and other Officers of the Trust.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. U.S. Bank National Association (the “Custodian”) serves as custodian to the Fund. Both the Distributor and Custodian are affiliates of the Administrator.

The Fund has adopted a Distribution Plan in accordance with Rule 12b-1 under the 1940 Act with respect to the Class A shares. The Distribution Plan provides that the Fund may pay a fee to the Distributor at an annual rate of up to 0.25% of the average daily net assets of Class A shares. No distribution fees are paid by Institutional Class shares. These fees may be used by the Distributor to provide compensation for sales support distribution activities, or shareholder servicing activities. For the period ended January 31, 2015, the Fund incurred distribution fees of $50.

NOTE 5. INVESTMENT TRANSACTIONS

For the period ended January 31, 2015, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations, were as follows:

Purchases	Sales
$1,049,445	$19,680

Angel Oak Flexible Income Fund

Notes to the Financial Statements - (continued)

January 31, 2015

For the period ended January 31, 2015, there were no long-term purchases or sales of U.S. Government securities for the Fund.

NOTE 6. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the 1940 Act. At January 31, 2015, Charles Schwab & Co. (“Schwab”) owned, as record shareholder, 91% of the outstanding shares of Fund. It is not known whether Schwab or any other person beneficially owned or controlled 25% or more of the voting securities of the Fund.

NOTE 7. FEDERAL TAX INFORMATION

The tax characterization of distributions paid for the fiscal period ended January 31, 2015 was as follows:

2014
Distributions paid from:
Ordinary Income	$2,558
Net Long-Term Capital Gain	$–

$2,558

As of January 31, 2015, the components of accumulated earnings (losses) for income tax purposes were as follows:

Tax cost of Investments	1,439,209

Unrealized Appreciation	11,729
Unrealized Depreciation	(2,413)

Net unrealized appreciation (depreciation)	9,316

Undistributed Ordinary Income	1,041
Undistributed Long-Term Gain/(Loss)	–

Distributable earnings	1,041
Other accumulated gain/(loss)	(2,672)

Total accumulated gain/(loss)	7,685

As of January 31, 2015, the Fund had no capital loss carry forwards available to offset future gains.

Angel Oak Flexible Income Fund

Notes to the Financial Statements - (continued)

January 31, 2015

NOTE 7. FEDERAL TAX INFORMATION - (continued)

Certain capital losses incurred after October 31 and within the current taxable period, are deemed to arise on the on the first business day of the Fund’s following taxable period. For the tax period ended January 31, 2015 the Fund deferred on a tax basis, post-October losses of $2,672.

NOTE 8. NEW ACCOUNTING PRONOUNCEMENTS

In June 2014, the Financial Accounting Standard Board issued ASU No. 2014-11 “Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures.” ASU No. 2014-11 makes limited changes to the accounting for repurchase agreements, clarifies when repurchase agreements and securities lending transactions should be accounted for as secured borrowings, and requires additional disclosures regarding these types of transactions. The guidance is effective for fiscal years beginning on or after December 15, 2014, and for interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Fund’s financial statement disclosures.

NOTE 9. SUBSEQUENT EVENT

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date these financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments other than the below.

Effective February 1, 2015, the Adviser has contractually agreed to waive or limit its fees and to assume other expenses of the Fund until May 31, 2016, so that the Total Annual Fund Operating Expenses does not exceed 0.85%. This operating expense limitation is exclusive of Excluded Expenses and inclusive of organizational expenses.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Angel Oak Funds Trust

We have audited the accompanying statement of assets and liabilities, including the schedules of investments and open futures contracts, of Angel Oak Flexible Income Fund (the “Fund”), a series of Angel Oak Funds Trust, as of January 31, 2015, and the related statements of operations, changes in net assets, and the financial highlights for the period November 3, 2014 (commencement of operations) through January 31, 2015. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Angel Oak Flexible Income Fund as of January 31, 2015, the results of its operations, changes in net assets, and the financial highlights for the period November 3, 2014 (commencement of operations) through January 31, 2015, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio

March 26, 2015

Additional Information (Unaudited):

1. Shareholder Notification of Federal Tax Status

For the tax year ended January 31, 2015, certain dividends paid by the Fund may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate the maximum amount allowable as taxed at a maximum rate of 15%.

For the taxable year ended January 31, 2015, the Fund paid no qualified dividend income.

For the taxable year ended January 31, 2015, the Fund did not pay any ordinary income dividends that qualified for the dividends received deduction available to corporations.

For the taxable year ended January 31, 2015, the Fund did not pay ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)2(c).

For the taxable year ended January 31, 2015, the percentage of taxable ordinary income distributions that are designated as interest related dividends under Internal Revenue Code §871(k)(1)(c) for the Fund was 90.61%.

2. Disclosure of Portfolio Holdings

The Fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s From N-Q will be available on the website of the Securities and Exchange Commission at http://www.sec.gov.

3. Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30, is available without charge upon request by (1) calling the Fund at (855) 751-4324 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

4. Compensation of Trustees

During the fiscal year, each Trustee who is not an “interested person” of the Trust (i.e., an “Independent Trustee”) received an annual retainer of $30,000, paid quarterly. Independent Trustees are permitted reimbursement for out-of-pocket expenses incurred in connection with attendance at meetings.

5. Statement Regarding the Basis for Approval of Investment Advisory Agreement

Pursuant to Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), at the in-person organizational meeting held on October 14, 2014 (the “Meeting”), the Board of Trustees (the “Board”) of Angel Oak Funds Trust (the “Trust”) considered the approval of the Investment Advisory Agreement (the “Investment Advisory Agreement” or the “Agreement”) between the Trust, on behalf of the Angel Oak Flexible Income Fund (the “Fund”), and Angel Oak Capital Advisors, LLC (the “Adviser” or “Angel Oak”). The relevant provisions of the 1940 Act specifically provide that it is the duty of the Board to request and evaluate such information as the Board determines is necessary to allow them to properly consider the adoption of the Agreement, and it is the duty of the Adviser to furnish the Trustees with such information that is responsive to their request.

Accordingly, in determining whether to adopt the Investment Advisory Agreement between the Adviser and the Trust with respect to the Fund, the Board requested, and the Adviser provided, information and data relevant to the Board’s consideration. This included materials prepared by the Adviser and by the Fund’s administrator that provided the Board with information regarding the estimated fees and expenses of the Fund, as compared to other similar mutual funds.

Following their review and consideration, the Trustees determined that the Investment Advisory Agreement with respect to the Fund would enable shareholders of the Fund to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of the Fund and its shareholders. Accordingly, the Board, including those Trustees who are not considered to be “interested persons” of the Trust, as that term is defined in the 1940 Act (the “Independent Trustees”), unanimously approved the adoption of the Investment Advisory Agreement. In reaching their decision, the Trustees requested and obtained from the Adviser such information as they deemed reasonably necessary to evaluate the Investment Advisory Agreement. The Trustees also carefully considered the profitability data and comparative fee and expense information prepared by Trust management. In considering the Investment Advisory Agreement with respect to the Fund, the Trustees evaluated a number of factors that they believed, in light of their reasonable business judgment, to be relevant. They based their decision on the following considerations, among others, although they did not identify any one specific consideration or any particular information that was controlling of their decision:

The nature, extent and quality of the advisory services to be provided. The Trustees concluded that Angel Oak is capable of providing high quality services to the Funds, as indicated by the nature and quality of services provided in the past to another mutual fund advised by Angel Oak (the “Multi-Strategy Fund”), Angel Oak’s management capabilities demonstrated with respect to the Multi-Strategy Fund, the professional qualifications and experience of each of the portfolio managers of the Fund, Angel Oak’s investment and management oversight processes, and the competitive investment performance of the Multi-Strategy Fund. The Trustees also determined that Angel Oak proposed to provide investment advisory services that were of the same quality as services provided to the Multi-Strategy Fund in the past, and that these services are appropriate in scope and extent in light of the Fund’s proposed operations, the competitive landscape of the investment company business and investor needs. On the basis of the Trustees’ assessment of the nature, extent and quality of the advisory services to be provided by Angel Oak, the Trustees concluded that Angel Oak is capable of generating a level of long-term investment performance that is appropriate in light of the Fund’s investment objective, policies and strategies and competitive with many other comparable investment companies.

The past performance of the Fund. The Board noted that the Fund had not yet commenced operations, and consequently, the Fund’s performance was not relevant to their considerations.

The cost of advisory services to be provided and the expected level of profitability. On the basis of comparative information derived from the expense data that was included in the Board materials, the Trustees determined that the overall projected expense ratio of the Fund is generally higher than the average expense ratio for funds in Morningstar’s Multisector Bond category. However, the Board noted that the quality of services provided by Angel Oak and the past performance of the Multi-Strategy Fund demonstrated that the proposed advisory fee still offered an appropriate value for the Fund and its shareholders. The Trustees also noted that Angel Oak had proposed a contractual commitment for the benefit of shareholders of the Fund to limit the Fund’s operating expenses through May 31, 2016.

The Board also focused on Angel Oak’s projected level of profitability with respect to the Fund, and noted that Angel Oak’s expected level of profitability was acceptable and not unreasonable. Accordingly, on the basis of the Board’s review of the fees to be charged by Angel Oak for investment advisory services, the investment advisory and other services to be provided to the Fund by Angel Oak, and the estimated level of profitability from Angel Oak’s relationship with the Fund, the Board concluded that the level of investment advisory fees and Angel Oak’s projected profitability are appropriate in light of the advisory fee and overall expense ratio of comparable investment companies.

The extent to which economies of scale may be realized as the Fund grows and whether the advisory fees reflect possible economies of scale. While it was noted that the Fund’s investment advisory fee will not decrease as the Fund’s assets grow because it will not be subject to investment advisory fee breakpoints, the Trustees concluded that the Fund’s investment advisory fee is appropriate in light of the projected size of the Fund, and appropriately reflects the current economic environment for Angel Oak and the competitive nature of the mutual fund market. The Trustees then noted that they will have the opportunity to periodically re-examine whether the Fund has achieved economies of scale, and the appropriateness of investment advisory fees payable to Angel Oak with respect to the Fund, in the future at which time the implementation of fee breakpoints on the Fund could be considered.

Benefits to Angel Oak from its relationship with the Fund (and any corresponding benefits to the Fund). The Trustees concluded that other benefits that will be derived by Angel Oak from its relationship with the Fund, including “soft dollar” benefits in connection with Fund brokerage transactions are reasonable and fair, and consistent with industry practice and the best interests of the Fund and its shareholders.

Other Considerations. In approving the Investment Advisory Agreement, the Trustees determined that Angel Oak has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. The Trustees also concluded that Angel Oak has made a significant entrepreneurial commitment to the management and success of the Fund, which entails a substantial financial and professional commitment, including the Operating Expense Limitation Agreement under which Angel Oak has undertaken to waive a portion of its fees to the benefit of Fund shareholders to the extent necessary in accordance with the terms of the Operating Expense Limitation Agreement. The Board also considered matters with respect to the brokerage practices of Angel Oak, including its soft dollar arrangements and its best-execution procedures, and noted that these were reasonable and consistent with standard industry practice.

Following further discussion and the consideration of questions raised by the Independent Trustees, the Trustees determined that they had received sufficient information relating to the Fund to consider the approval of the Investment Advisory Agreement. It was noted that in making their determinations, the Trustees had considered and relied upon the materials provided to them for use at the meeting with respect to the proposed contract and the presentation of the representatives of Angel Oak. In reaching their conclusion with respect to the approval of the Investment Advisory Agreement and the level of fees to be paid under the Agreement, the Trustees did not identify any one single factor as being controlling, rather, the Trustees took note of a combination of factors that had influenced their decision making process. They noted the level and quality of investment advisory services provided by Angel Oak to the Multi-Strategy Fund, and they found that these services will benefit the Fund and its shareholders and also reflected management’s overall commitment to the growth and development of the Fund.

6. Trustees and Officers

The business of the Fund is managed under the direction of the Board. The Board formulates the general policies of the Fund and meets periodically to review the Fund’s performance, monitor investment activities and practices, and discuss other matters affecting the Fund. The Trustees are fiduciaries for the Fund’s shareholders and are governed by the laws of the State of Delaware in this regard. The names and addresses of the Trustees and officers of the Trust are listed below along with a description of their principal occupations over at least the last five years. The Fund’s Statement of Additional Information includes additional information about the Trustees and is available upon request by calling toll free 1-855-751-4324.

Name and year of birth	Position with the Trust and tenure	Fund complex overseen by Trustee	Principle occupation(s) during the past five years	Other directorships held during the past five years
Independent Trustees of the Trust(1)
Ira P. Cohen 1959	Independent Trustee, since 2014	1	Independent financial services consultant, since 2005.	Trustee, Valued Advisers Trust (since 2010); Trustee, Griffin Institutional Access Real Estate Fund (since April 2014).
Alvin R. Albe, Jr. 1953	Independent Trustee, since 2014	1	Retired; Senior Advisor, The TCW Group, Inc. (asset manager), 2008 – 2013.	Director, Syntroleum Corporation (renewable energy firm), 1988-2014.

Name and year of birth	Position with the Trust and tenure	Fund complex overseen by Trustee	Principle occupation(s) during the past five years	Other directorships held during the past five years
Keith M. Schappert 1951	Independent Trustee, since 2014	1	President, Schappert Consulting LLC (investment industry consulting), since 2008.	Trustee, Mirae Asset Discovery Funds (since 2010); Trustee, Metropolitan Series Fund, Inc. (since 2009); Trustee, Met Investors Series Trust (since 2012); Director, The Commonfund (investment management) (since 2012); Director, Calamos Asset Management, Inc. (investment management) (since 2012); Director of Trilogy Global Advisors (investment management) (2009 – 2011).
Interested Trustee of the Trust:
Charles W. Baldiswieler 1958	Trustee and Chairman, since 2014	1	President and Managing Director, Angel Oak, since 2014; Group Managing Director, TCW Investment Management Company, TCW Asset Management Company and Trust Company of the West, 1995-2013.	TCW Funds, Inc. and TCW Strategic Income Fund, Inc. (2009 – 2013); Metropolitan West Funds (2011 – 2013).

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined in the 1940 Act (“Independent Trustees”).

Name and year of birth	Position within Trust	Term of office and length of time served	Principle occupation(s) during past five years
Officers of the Trust
Michael D. Barolsky, Esq. 1981	President	Since 2014; indefinite term	Vice President, USBFS (since 2012); Associate, Thompson Hine LLP (law firm) (2008 – 2012).
Brian P. Smith 1967	Vice President	Since 2014; indefinite term	Chief Operating Officer (since 2014), Director of Sales and Marketing (2012 – 2014) and Consultant (2011), Angel Oak; Chief Operating Officer, Star Voice, LLC (telecom firm) (2010 – 2011).
Anita M. Zagrodnik 1960	Chief Compliance Officer	Since 2014; indefinite term	Senior Vice President, USBFS (since 2014); Senior Vice President (2010 – 2013) and Vice President (2003 – 2010), Ariel Investments.
Dory S. Black, Esq. 1975	Secretary	Since 2014; indefinite term	General Counsel, Angel Oak (since 2014); General Counsel, EARNEST Partners, LLC (investment management firm) (2014); Vice-President and Assistant General Counsel, GE Asset Management Incorporated (2004 – 2014).

Name and year of birth	Position within Trust	Term of office and length of time served	Principle occupation(s) during past five years
R. Adam Langley 1967	Anti-Money Laundering Officer	Since 2015; indefinite term	Chief Compliance Officer, Angel Oak (since 2015); Compliance Manager, Invesco Advisers, Ltd. (2013-2015); Compliance Officer, Macquaire Group (2013); Chief Compliance Officer, Aspen Partners, Ltd. (2003-2013).
Christopher M. Remington 1978	Treasurer	Since 2014; indefinite term	Vice President, USBFS (since 2004).

Each trustee holds office for an indefinite term and until the earlier of: the Trust’s next meeting of shareholders and the election and qualification of his successor; or until the date a trustee dies, resigns or is removed in accordance with the Trust’s Declaration of Trust and By-laws. Each Trustee shall serve during the lifetime of the Trust until he or she: (a) dies; (b) resigns; (c) has reached the mandatory retirement age, if any, as set by the Trustees; (d) is declared incompetent by a court of appropriate jurisdiction; or (e) is removed, or, if sooner, until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor. Each officer holds office at the pleasure of the Board and serves for a period of one year, or until his successor is duly elected and qualified.

ANGEL OAK FUNDS TRUST

Notice of Privacy Policy & Practices

Your privacy is important to us. We are committed to maintaining the confidentiality, integrity and security of your personal information. When you provide personal information, we believe that you should be aware of policies to protect the confidentiality of that information.

We collect the following nonpublic personal information about you:

•

Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

•

Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

INVESTMENT ADVISER

Angel Oak Capital Advisors, LLC

One Buckhead Plaza

3060 Peachtree Road NW

Suite 500

Atlanta, GA 30305

DISTRIBUTOR

Quasar Distributors, LLC

615 East Michigan Street

Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

Dechert LLP

1900 K Street NW

Washington, DC 20006

CUSTODIAN

U.S. Bank National Association

1555 North Rivercenter Drive, Suite 302

Milwaukee, WI 53202

ADMINISTRATOR, TRANSFER AGENT, AND FUND ACCOUNTANT

U.S Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that Mr. Alvin R. Albe, Jr. is an “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the period from November 3, 2014 (inception of the Angel Oak Flexible Income Fund) through January 31, 2015. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements during the period. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant during the period. The following table details the aggregate fees billed or expected to be billed during the period for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

November 3, 2014 (inception) through January 31, 2015
Audit Fees	$15,000
Audit-Related Fees	None
Tax Fees	$3,000
All Other Fees	None

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

2

The percentage of fees billed by Cohen Fund Audit Services, Ltd. applicable to non-audit services pursuant to a waiver of the pre-approval requirement were as follows:

November 3, 2014 (inception) through January 31, 2015
Audit-Related Fees	0%
Tax Fees	0%
All Other Fees	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. The following table indicates the non-audit fees billed or expected to be billed by the registrant’s principal accountant for services to the registrant and to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the period November 3, 2014 (inception) through January 31, 2015.

Non-Audit Related Fees	November 3, 2014 (inception) through January 31, 2015
Registrant	None
Registrant’s Investment Adviser	None

The principal accountant performed no services during the fiscal year ended January 31, 2015 for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

3

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Angel Oak Funds Trust

By (Signature and Title)	/s/ Michael D. Barolsky
Michael D. Barolsky, President

Date	March 30, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael D. Barolsky
Michael D. Barolsky, President (Principal Executive Officer)

Date	March 30, 2015

By (Signature and Title)	/s/ Christopher Remington
Christopher Remington, Treasurer (Principal Financial Officer)

Date	March 30, 2015

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